SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________


FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
April 26, 2001


THE SMITHFIELD COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of incorporation)

0-17084
54-1167160
(Commission file number)
(I.R.S. Employer Identification Number)


311 County Street, Portsmouth, VA
23704
(Address of principal executive offices)
(Zip Code)


(757) 399-3100
Registrant's telephone number, including area code


Item 5. Other Events.

On April 26, 2001, The Smithfield Companies, Inc. issued a press release regarding an announcement that The Smithfield Companies, Inc. and Smithfield Foods, Inc. are engaged in exclusive discussions regarding the possible acquisition of The Smithfield Companies, Inc. by Smithfield Foods, Inc. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the text of the press release issued by the Smithfield Companies, Inc. on April 26, 2001.

Item 7.  Financial  Statements,  Pro  Forma  Financial  Information and
         Exhibits

(a)  Financial Statements of Business Acquired.

None.

(b)  Pro Forma Financial Information.

None.

(c)  Exhibits.

99.1  Press Release dated April 26, 2001 issued by The Smithfield Companies,
      Inc..


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 27, 2001					THE SMITHFIELD COMPANIES, INC.


							By /s/  Mark D. Bedard
							             Mark D. Bedard
Treasurer and Chief Financial Officer


Exhibit No.		Description

99.1	Press Release dated April 26, 2001 issued by The Smithfield Companies,
Inc.